UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2011

Carter’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Proscenium, 1170 Peachtree Street NE, Suite 900 Atlanta, Georgia 30309
(Address of principal executive offices, including zip code)

(404) 745-2700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.            Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 13, 2011 (the “Annual Meeting”).  Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders:

1.  Election of Directors

Each of Amy Woods Brinkley, Michael D. Casey, A. Bruce Cleverly, and Jevin S. Eagle was elected as a Class II Director to serve a three-year term.  The voting results were as follows:

Nominee	Total votes for	Total votes withheld	Broker non-votes
Amy Woods Brinkley	51,879,559	153,981	2,499,831
Michael D. Casey	51,693,639	339,901	2,499,831
A. Bruce Cleverly	51,450,145	583,395	2,499,831
Jevin S. Eagle	51,917,311	116,229	2,499,831

2.  Advisory Vote on Executive Compensation

The shareholders of the Company approved executive compensation as disclosed in the Company’s proxy statement filed in connection with the Annual Meeting (the “say-on-pay” vote).  The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
51,006,870	1,012,472	14,198	2,499,831

3.  Advisory Vote on the Frequency of the “say-on-pay” Vote

The shareholders of the Company recommended that the “say-on-pay” vote be taken every year.  The voting results were as follows:

One Year	Two Years	Three Years	Total votes abstained	Broker non-votes
29,262,019	287,444	22,459,226	24,851	2,499,831

Although the vote is advisory, the Board of Directors values the opinion of the Company’s shareholders.  In light of the voting results on this proposal, the Board has determined that the Company will hold an annual “say-on-pay” vote until the next shareholder vote regarding the frequency of the “say-on-pay” vote.

4.  Approval of the Company’s Amended and Restated Equity Incentive Plan

The shareholders of the Company approved the Company’s Amended and Restated Equity Incentive Plan.  The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
49,538,434	2,477,275	17,831	2,499,831

5.  Approval of the Company’s Amended and Restated Annual Incentive Compensation Plan

      The shareholders of the Company approved the Company’s Amended and Restated Annual Incentive Compensation Plan.  The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
51,270,608	749,837	13,095	2,499,831

6.  Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2011.  The voting results were as follows:

Total votes for	Total votes against	Total votes abstained
54,446,720	81,707	4,944

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2011	CARTER’S, INC.

	By:	/s/ BRENDAN M. GIBBONS
	Name:	Brendan M. Gibbons
	Title:	Senior Vice President of Legal & Corporate Affairs, General Counsel, and Secretary